Exhibit 24.1

                                POWER OF ATTORNEY

                        KNOWN ALL MEN BY THESE PRESENTS:

            WHEREAS, Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), proposes to file with the Securities and Exchange Commission (the "Commission"), under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, and one or more amendments thereto, with respect to debt securities and/or common stock of the Company (the "Registration Statement"); and

            WHEREAS, each of the undersigned is a director or officer of the Company as set forth opposite his name below.

            NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Robert P. Cochran, Roger K. Taylor and Bruce E. Stern, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities (until revoked in writing), to sign the Registration Statement and any amendments thereto, and to sign any related Registration Statement filed by the Company pursuant to Rule 462(b) under the Securities Act, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney as of this 12th day of November, 1998.

/s/ John J. Byrne
---------------------
John J. Byrne                     Vice Chairman of the Board and Director

/s/ Robert P. Cochran
---------------------
Robert P. Cochran                 Chairman of the Board, Chief Executive Officer
                                  and Director

/s/ Robert N. Downey
---------------------
Robert N. Downey                  Director

/s/ Anthony M. Frank
---------------------
Anthony M. Frank                  Director

/s/ Fudeji Hama
---------------------
Fudeji Hama                       Director

/s/ K. Thomas Kemp
---------------------
K. Thomas Kemp                    Director

/s/ David O. Maxwell
---------------------
David O. Maxwell                  Director

/s/ James M. Osterhoff
---------------------
James M. Osterhoff                Director

/s/ James H. Ozanne
---------------------
James H. Ozanne                   Director

/s/ Richard A. Post
---------------------
Richard A. Post                   Director

/s/ Roger K. Taylor
---------------------
Roger K. Taylor                   President, Director

/s/ Howard M. Zelikow
---------------------
Howard M. Zelikow                 Director

/s/ John A. Harrison
---------------------
John A. Harrison                  Managing Director and Chief Financial
                                  Officer
/s/ Jeffrey S. Joseph
---------------------
Jeffrey S. Joseph                 Managing Director and Controller

                                POWER OF ATTORNEY

                        KNOWN ALL MEN BY THESE PRESENTS:

            WHEREAS, Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), proposes to file with the Securities and Exchange Commission (the "Commission"), under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, and one or more amendments thereto, with respect to debt securities and/or common stock of the Company (the "Registration Statement"); and

      WHEREAS, the undersigned is a director and officer of the Company as set forth opposite his name below.

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert P. Cochran, Roger K. Taylor and Bruce E. Stern, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities (until revoked in writing), to sign the Registration Statement and any amendments thereto, and to sign any related Registration Statement filed by the Company pursuant to Rule 462(b) under the Securities Act, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney as of this 3rd day of March, 1999.


/s/ Sean W. McCarthy
--------------------
Sean W. McCarthy             Executive Vice President and Director